                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   F0RM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of
                      the SECURITIES EXCHANGE ACT of 1934

Date of Report (Date of earliest event reported) March 11, 1999


                           BANKERS TRUST CORPORATION
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   NEW YORK
           --------------------------------------------------------
                (State or other jurisdiction of incorporation)

          1-5920                           13-6180473
------------------------         ---------------------------------
(Commission file number)         (IRS employer identification no.)


 130 LIBERTY STREET, NEW YORK, NEW YORK             10006
 --------------------------------------------    ---------
(Address of principal executive offices)         (Zip code)

Registrant's telephone number, including area code (212) 250-2500
                                                   --------------
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Item 5. OTHER EVENTS
--------------------

     (a) On March 11, 1999, Bankers Trust Company, a wholly owned subsidiary of Bankers Trust Corporation (the "Registrant"), announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record keeping problems that occurred between 1994 and early 1996. This Current Report on Form 8-K files the press release and various additional documents in connection with the agreement which contains certain information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended.
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

        (99.1)   Press Release of the Registrant dated March 11, 1999.

        (99.2) Cooperation and Plea Agreement dated March 11, 1999 including Bankers Trust Company Allocution.

        (99.3)   The Information dated March 11, 1999.

        (99.4) New York State Banking Department News Release dated March 11, 1999, and Letter of Commitment.

        (99.5) Written Consent under Agreement and Plan of Merger by and among Deutsche Bank AG, Circle Acquisition Corporation and Bankers Trust Corporation dated as of November 30, 1998.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BANKERS TRUST CORPORATION

                                        By: /s/ James T. Byrne, Jr.
                                                James T. Byrne, Jr.
                                                Senior Vice President
                                                ----------------------

Date:  March 12, 1999
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                           BANKERS TRUST CORPORATION
                         FORM 8-K DATED MARCH 11, 1999
                                 EXHIBIT INDEX
Exhibit
Number            Description of Exhibit

 (99.1)    Press Release of the Registrant dated March 11, 1999.

 (99.2) Cooperation and Plea Agreement dated March 11, 1999 including Bankers Trust Company Allocution.

 (99.3)    The Information dated March 11, 1999.

 (99.4) New York State Banking Department News Release dated March 11, 1999, and Letter of Commitment.

 (99.5) Written Consent under Agreement and Plan of Merger by and among Deutsche Bank AG, Circle Acquisition Corporation and Bankers Trust Corporation dated as of November 30, 1998.

This report contains forward looking statements which are subject to certain risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from the current statements. See also "Important Factors Relating to Forward Looking Statements" contained in the Corporation's Annual Report.